Exhibit 13(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION

906 OF THE SARBANES-OXLEY ACT

I, Gregory McNeil, President (Principal Executive Officer) of Six Circles Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Tax Aware Intermediate Duration Fund, Six Circles Ultra Short Duration Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund, Six Circles Credit Opportunities Fund, and Six Circles Multi-Strategy Fund for the semi-annual period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 2, 2026	/s/ Gregory McNeil
Gregory McNeil, President
(Principal Executive Officer)

Exhibit 13(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION

906 OF THE SARBANES-OXLEY ACT

I, Tricia Larkin, Treasurer (Principal Financial Officer) of Six Circles Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Tax Aware Intermediate Duration Fund, Six Circles Ultra Short Duration Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund, Six Circles Credit Opportunities Fund, and Six Circles Multi-Strategy Fund for the semi-annual period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 2, 2026	/s/ Tricia Larkin
Tricia Larkin, Treasurer
(Principal Financial Officer)